Filed Pursuant to Rule 497(a)(1)
File No. 333-203676
Rule 482 AD

New Mountain Finance Corporation Announces Pricing of 5,000,000 Shares of Common Stock

New York, NY – 9/22/2015 – New Mountain Finance Corporation (the “Company”) (NYSE: NMFC) announced today that it has priced an underwritten offering of 5,000,000 shares of its common stock at a public offering price of $14.14 per share.  Steven B. Klinsky, the Chairman of the Company’s board of directors, is purchasing 500,000 shares in this offering at the public offering price.  The closing of the offering is subject to customary closing conditions and is expected to take place on September 25, 2015.  In connection with the offering, the Company has granted the underwriters for the offering an option to purchase up to an additional 750,000 shares of the Company’s common stock.

The Company intends to use the net proceeds from the offering primarily for new investments in portfolio companies in accordance with its investment objective and strategies.  The Company may also use a portion of such net proceeds for other general corporate purposes, including to temporarily repay indebtedness (which will be subject to re-borrowing), and other working capital needs.

The joint-lead book-running managers for the offering are Wells Fargo Securities, LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Keefe, Bruyette & Woods, Inc. The lead manager for the offering is Robert W. Baird & Co. Incorporated. The co-managers are Janney Montgomery Scott LLC and Oppenheimer & Co. Inc.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated September 21, 2015, and accompanying prospectus, dated June 4, 2015, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or by email: cmclientsupport@wellsfargo.com; or Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282, or by calling (866) 471-2526, sending a request via facsimile at (212) 902-9316, or by email: prospectus-ny@ny.email.gs.com; or Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014.

About New Mountain Finance Corporation

New Mountain Finance Corporation is a closed-end, non-diversified and externally managed investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. The Company’s investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, the investments may also include small equity interests. The Company’s investment activities are managed by its Investment Adviser, New Mountain Finance Advisers BDC, L.L.C., which is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein. All forward-looking statements speak only as of the time of this press release.

SOURCE: New Mountain Finance Corporation

New Mountain Finance Corporation
Melody L. Siu, Chief Financial Officer
212-655-0097